UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 27, 2023

Date of Report (Date of earliest event reported)

Iron Horse Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-275076	85-1783294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 2506 Toluca Lake, CA	91610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 290-5383

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IROH	The Nasdaq Stock Market LLC
Rights	IROHR	The Nasdaq Stock Market LLC
Units	IROHU	The Nasdaq Stock Market LLC
Warrants	IROHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 26, 2023, the registration statement (File No. 333-275076) (the “S-1”) relating to the initial public offering (“IPO”) of Iron Horse Acquisitions Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. The Company subsequently filed, on December 27, 2023, a registration statement on Form S-1MEF (File No. 333-276282) (the “S-1MEF” and, together with the S-1, the “Registration Statement”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated December 27, 2023, between the Company and EF Hutton LLC, as representative of the underwriters (collectively, the “Underwriters”);

●	A Warrant Agreement, dated December 27, 2023, between the Company and Continental Stock Transfer & Trust Company (“Continental”);

●	A Rights Agreement, dated December 27, 2023, between the Company and Continental;

●	An Investment Management Trust Agreement, dated December 27, 2023, between the Company and Continental;

●	An Escrow Agreement, dated December 27, 2023, among the Company, Continental, and Bengochea SPAC Sponsors I LLC, the Company’s sponsor (the “Sponsor”);

●	A Private Warrant Subscription Agreement, dated December 27, 2023, between the Company and the Sponsor;

●	Letter Agreements, dated December 27, 2023, with the Sponsor and each of the Company’s directors and officers;

●	Indemnity Agreements, dated December 27, 2023, with each of the Company’s directors and officers; and

●	A Registration Rights Agreement, dated December 27, 2023, among the Company, the Sponsor, and each of the Company’s directors and officers;

On December 29, 2023, the Company consummated its IPO of 6,900,000 units (the “Units”), which amount includes a partial exercise of the Underwriters’ over-allotment option for 800,000 Units and 100,000 Units registered under the S-1MEF. Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), one full warrant, and one right (“Right”) to receive one-fifth (1/5) of one share of Common Stock upon the consummation of an initial business combination (as described in the Company’s organizational documents and in the Registration Statement, the “Business Combination”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $69,000,000.

A total of $69,000,000 of the net proceeds from the sale of Units in the initial public offering and the Private Placement (as defined below) was placed in a trust account established for the benefit of the Company’s public shareholders. The Company expects to file an audited balance sheet as of December 29, 2023 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement within four (4) business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of 2,457,000 warrants (the “Private Warrants”), generating total proceeds of $2,457,000.

The Private Warrants are identical to the Warrants sold as part of the public Units in this offering. Additionally, the Sponsor agreed not to transfer, assign or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Registration Statement) until 180 days after the completion of the Business Combination. The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on December 26, 2023. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01. Other Events.

On December 27, 2023, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 29, 2023, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

1.1       Underwriting Agreement, dated December 27, 2023, between the Company and EF Hutton LLC.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated December 27, 2023, between the Company and Continental Stock Transfer & Trust Company.

4.2	Rights Agreement, dated December 27, 2023, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated December 27, 2023, between the Company and Continental Stock Transfer & Trust Company.

10.2	Stock Escrow Agreement, dated December 27, 2023, among the Company, Continental Stock Transfer & Trust Company, and Bengochea SPAC Sponsors I LLC.

10.3	Private Warrant Subscription Agreement, dated December 27, 2023, between the Company and Bengochea SPAC Sponsors I LLC.

10.4	Letter Agreements, dated December 27, 2023, with Bengochea SPAC Sponsors I LLC and each of the Company’s directors and officers.

10.5	Indemnity Agreements, dated December 27, 2023, with each of the Company’s directors and officers.

10.6	Registration Rights Agreement, dated December 27, 2023, among the Company, Bengochea SPAC Sponsors I LLC, and each of the Company’s directors and officers.

99.1	Press Release, dated December 27, 2023.

99.2	Press Release, dated December 29, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2024

IRON HORSE ACQUISITIONS CORP.

By:	/s/ Jose A. Bengochea
Name:	Jose A. Bengochea
Title:	Chief Executive Officer